UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2003

INTERMUNE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification No.)

3280 Bayshore Boulevard Brisbane, CA 94005
(Address of registrant’s principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Item 5.                       Other Events and Regulation FD Disclosure.

On September 25, 2003, InterMune, Inc. (the “Company”) issued a press release entitled “InterMune Announces Executive Management Changes” announcing that Daniel G. Welch has been appointed by the Company’s Board of Directors as a member of the Board of Directors and to the positions of Chief Executive Officer and President, effective September 25, 2003.  The Company also announced that concurrent with Mr. Welch’s appointment, Scott Harkonen, M.D., the Company’s founder and former Chairman of the Board, Chief Executive Officer and President has resigned from the Board of Directors and has agreed to become a consultant to the Company.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.                       Financial Statements and Exhibits.

(c)                                              Exhibits.

Number	Description

99.1	Press Release entitled “InterMune Announces Executive Management Changes,” dated September 25, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERMUNE, INC.

Dated: September 25, 2003	By:	/s/ STEPHEN N. ROSENFIELD
Stephen N. Rosenfield
Executive Vice President of Legal Affairs

EXHIBIT INDEX

Number	Description

99.1	Press Release entitled “InterMune Announces Executive Management Changes,” dated September 25, 2003.